                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 20, 2006
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                            WEBFINANCIAL CORPORATION
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               (Exact name of registrant as specified in charter)

        Delaware                       0-631                 56-2043000
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

             590 Madison Avenue, 32nd Floor, New York, NY     10022
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 520-2300
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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.      NOTICE OF  DELISTING  OR FAILURE TO SATISFY A CONTINUED  LISTING
                RULE OR STANDARD; TRANSFER OF LISTING.

         On April 20, 2006,  WebFinancial  Corporation (the "Company")  received notice from The Nasdaq Stock Market,  Inc.  ("Nasdaq") that the Company's common stock, par value $.001 per share (the "Common  Stock"),  is subject to potential delisting  as of May 1, 2006 due to the  Company's  inability to timely file its annual  report on Form  10-KSB for the fiscal  year ended  December  31, 2005 in violation of Nasdaq Marketplace Rule 4310(c)(14). Receipt of the notice does not result in immediate delisting of the Common Stock.

         The Company has since  filed the Form  10-KSB with the  Securities  and
Exchange  Commission  (SEC) and is now current in its SEC filings.  Accordingly,
Nasdaq has advised the Company that its Common Stock has ceased to be subject to potential delisting.

         On April 26, 2006, the Company issued a press release  summarizing  the matters  discussed  above.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

         (d)    Exhibits

         99.1     Press release dated April 26, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WEBFINANCIAL CORPORATION
                                                        (Registrant)

Date: April 26, 2006
                                                  By: /s/ Glen Kassan
                                                      --------------------------
                                                  Name:  Glen Kassan
                                                  Title: Vice President and
                                                         Chief Financial Officer